Investor Presentation February 24, 2015 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations, including, but not limited to, statements regarding future financing plans, business strategies, growth prospects and operating and financial performance; expectations regarding the making of distributions and the payment of dividends; and compliance with and changes in governmental regulations.
Words such as "anticipate(s)," "expect(s)," "intend(s)," "plan(s)," "believe(s)," "may," "will," "would," "could," "should," "seek(s)" and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on
Management's current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although Management believes that the assumptions underlying the forward-looking statements are reasonable, they are not guarantees and CareTrust can give no assurance that its expectations will be attained. Factors which could have a material adverse effect on CareTrust's operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability to achieve some or all of the expected benefits from the completed spin-off and to successfully conduct CareTrust's business following the spin-off; (ii) the ability and willingness of Ensign to meet and/or perform its obligations under the contractual arrangements that it entered into with CareTrust in connection with the spin-off, including the Ensign Master Leases, and any of its obligations to indemnify, defend and hold CareTrust harmless from and against various claims, litigation and liabilities; (iii) the ability and willingness of CareTrust's tenants to (a) comply with laws, rules and regulations in the operation of the properties CareTrust leases to them, and (b) renew their leases with CareTrust upon expiration, or in the alternative, (c) CareTrust's ability to reposition and re-let its properties on the same or better terms in the event of nonrenewal or replacement of an existing tenant and any obligations, including indemnification obligations, that CareTrust may incur in replacing an existing tenant; (iv) the availability of, and the ability to identify and acquire, suitable acquisition opportunities and lease the same to reliable tenants on accretive terms; (v) the ability to generate sufficient cash flows to service
CareTrust's outstanding indebtedness; (vi) access to debt and equity capital markets; (vii) fluctuating interest rates; (viii) the ability to retain and properly incentivize key management personnel; (ix) the ability to qualify or maintain CareTrust's status as a REIT; (x) changes in the U.S. tax laws and other state, federal or local laws, whether or not specific to REITs; (xi) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xii) any additional factors included in this presentation and any included in the section entitled "Risk Factors" in CareTrust's Form 10-K and in Item 1A of Part II of CareTrust's most recently filed Form 10-K.
Forward-looking statements speak only as of the date made. Except in the normal course of CareTrust's public disclosure obligations,
CareTrust expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.
.
Reconciliations of certain non-GAAP financial measures used in this presentation, including a reconciliation of our net income (loss) per GAAP to EBITDA, Adjusted EBITDA, FFO, normalized FFO, FAD and normalized FAD, are included in this presentation. The definitions of our non-
GAAP measures used in this presentation are included in our press release dated February 11, 2015, which is incorporated herein by reference and available on our website at investor.caretrustreit.com.
Safe Harbor Statement

Geographically
Diverse
Portfolio
Strong Tenant
Rent
Coverage
Experienced
Management
Team
Growth &
Diversification
Opportunities
Attractive Industry
Fundamentals
Investment Highlights Summary
3
Financially
Secure “Platform”
Tenant
Favorable Long-Term
Lease Structure

Greg Stapley
CEO
Management
4
Bill Wagner
CFO
Dave Sedgwick
VP Operations
•
28 years of experience in the
acquisition, development and
disposition of real estate
•
Co-Founder of Ensign,
instrumental in assembling the
real estate portfolio now owned
by CareTrust
•
Previously the General Counsel
of a 192-location national
retailer and Partner at a law
firm
•
22 years of accounting and
finance experience, primarily
in real estate, including 11
years with publicly-traded
REITs
•
Served as SVP and CAO of
Nationwide Health
Properties, Inc. and Sunstone
Hotel Investors, Inc.
•
Ernst & Young Kenneth
Leventhal Real Estate Group
•
12 years of experience in
skilled nursing operations
•
Trained over 100 Ensign
nursing home administrators as
Ensign’s Chief Human Capital
Officer
•
Led five SNFs as Administrator/
CEO; developed Ensign’s
approach to cultural, clinical
and financial performance
Mark Lamb
Director of Investments
•
Three years as Director of
Investments at Nationwide
Health Properties, underwriting
over $1 billion of new
investments across the Seniors
Housing and Skilled Nursing
sectors
•
Led three SNFs as
Administrator for Plum
Healthcare & North American
Health Care in California
•
Investment Associate at The
Bascom Group, a private equity
real estate investment firm

•
A leading provider of skilled nursing
care and assisted living services
•
Strong financial performance with
dependable cash flows and liquidity
•
Long-tenured and successful
management team
•
Portfolio of 97 quality assets with Ensign
as initial tenant except for three facilities
operated by CareTrust
•
“Platform” tenant initially has attractive
1.85x rent coverage supported by long-
term, triple-net lease structures
•
Focus is on broadening geographic
reach, diversifying tenant base and
expanding asset classes
•
Management team with deep real estate
and healthcare industry expertise
Transaction Overview
5
Spin-Off
On June 1, 2014, The Ensign Group split into
two publicly traded
companies
through a
tax-free spin-off
transaction.
Operations Real Estate

Strong Liquidity for Growth

Cash on hand as of December 31, 2014
$25 million
Undrawn Senior Secured Credit Facility with
approximately $112 million of availability
($84 million currently available plus $28
million for assets recently acquired).
$150 million
Plus access to public equity and debt
markets, and other forms of long-term
capital.

INVESTMENT HIGHLIGHTS 7

Portfolio Snapshot 8 SNF 73 71% AL 16 15% Campus 10 10% IL 4 4% Portfolio Asset Category TX 27 26% CA 18 17% UT 12 12% AZ 10 10% Other 36 35% SNF, AL, IL, Campus Locations

Varying Deal Size
(One-Offs to Portfolios)
Multiple
Operator
Partnerships
No Geographic
Constraints
Promising &
Stabilized
SNF/ALF Assets
Future
Diversification
into MOB,
Acute Care and
Life Sciences
Wider Investment Parameters
9
Cluster Cluster
Ready Ready
Local Local
Leader Leader
Pipeline Pipeline
Geographic Geographic
Limits Limits
Turnaround Turnaround
Opportunities Opportunities
Ensign Strategy
Note: For one year after the spin-off, CareTrust is subject to the Opportunities Agreement with Ensign which affords Ensign certain rights of first refusal to some of CareTrust’s investment opportunities under certain circumstances
CareTrust Strategy

Healthcare Real Estate Ownership
Real Estate Asset Breakdown
Note: Healthcare Real Estate Ownership Breakdown and Real Estate Asset Breakdown from Stifel Nicolaus industry analysis
Healthcare Real Estate Market
Estimated at Over $1 Trillion
10
Deal
Size
Tenant Size
Large REITs focused on larger acquisitions
Privately
Owned, 79%
Public REIT-
Owned ,
21%
Senior
Housing
(ALF, ILF,
Memory
Care), 15%
Skilled
Nursing,
10%
Life
Science/
Biotech, 5%
Outpatient/
MOB, 39%
Hospitals/
LTACHs,
31%

Fragmented Markets With Value
Arbitrage Opportunities

Fragmented market,
underserved by capital
providers
Limited access to capital
and liquidity for local and
regional operators
Limited competition from
other REITs for SNFs
and mid-market assisted
living properties
Target quality one-off,
small- & mid-sized
portfolios
Maintain conservative
underwriting strategy
Leverage robust number
of existing relationships
Partner with successful
local & regional players
Creative capital solutions
Attractive investment
spreads over cost of
capital
Public/private market
discrepancies
Substantial growth
through smaller, non-
marketed transactions
Market Backdrop CareTrust Role Results

Disciplined Investment Strategy
Focused on Driving Value

Senior Housing
Facilities
(ALF, ILF, MC)
Skilled Nursing
Facilities
Medical Office
Buildings
Acute Care
Triple Net Leases
Core Core
Opportunistic Opportunistic
Mortgage Debt
Relationship Relationship Opportunistic
Opportunistic
Development
Funding
Relationship Relationship
RIDEA
Opportunistic

Total LTM EBITDAR Tenant Rent Coverage
* Represents facility EBITDAR coverage for the twelve months ending September 30, 2014
** Represents facility EBITDAR coverage for LTC’s skilled nursing portfolio
*** Rent coverage is calculated as operating cash flow from SNH tenants’ operations of SNH properties, before subordinated charges, divided by rents payable to SNH
Source: Company filings, as of 12/31/13 for AVIV, LTC, and SBRA, and 9/30/13 for SNH and OHI.
Leading Tenant Rent Coverage
13
1.91x
1.68x
1.60x
1.50x
1.44x
1.33x
CTRE* LTC** AVIV OHI SNH*** SBRA

Real Estate Acquisition & Development Experience
The CareTrust Team brings its
Experience, Relationships & Track Record
from Ensign
14
Ensign Annual Facilities Growth Ensign Historical Asset Acquisitions
($ in millions)
57
61
63
77
82
102
108
119
4
2
14
5
20
6
11
6
30
50
70
90
110
130
2007 2008 2009 2010 2011 2012 2013 Q1 '14
$40
$25
$21
$61
$21
$130
$43
$45
$48
$0
$20
$40
$60
$80
$100
$120
2006 2007 2008 2009 2010 2011 2012 2013 Avg.
'06-'13

Attractive Industry Dynamics for SNF Operators

Numbers in millions
Relative Costs of Treatment Across Care Providers
SNF IRF LTAC
Source: AHCA, CMS OSCAR data, U.S. Census Bureau, Medpac
Number of Skilled Nursing Facilities
Age 65+ Population
US SNF Properties
16,715
16,554
16,441
16,256
16,066
15,965
15,861
15,772 15,771
15,679
15,669
15,655
15,667 15,666
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
31
34
35
37
39
47
55
64
72
78
81
1990 1995 2000 2005 2010 2015 2020E 2025E 2030E 2035E 2040E
$10,501
$26,051 $26,051
$115,463
$7,897
$74,689
$6,165
$17,135
$67,104
$10,618
$18,487
$44,633
$8,905
$34,196
$31,496
Tracheotomy with Vent Respiratory with Vent Joint Replacement Hip Fracture Stroke

Skilled Nursing Reimbursement Rates:
Stable and Increasing Over Time

Source: Eljay LLC and composite of CMS, AHCA, AQNHC and Avalere Group Data; ENSG company filings
Skilled Nursing Reimbursement Rates (2000-2013)
4.2% 4.2%
4.0% 4.0%
3.4% 3.4%
CAGR
In May 2014, CMS proposed a 2% aggregate increase for 2015 SNF payments
$109
$118
$124
$129
$142
$145
$150
$156
$164
$172
$174 $176
$179
$287
$312
$325
$301
$336
$349
$363
$385
$408
$432
$454
$505
$469
$478
$446
$451
$524
$560
$574
$618
$555
$564
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Avg. SNF Medicaid Rate Per Day
Avg. SNF Medicare Rate Per Day
ENSG Same Facility Medicare Rate per Day

“THE”
Platform Tenant

As of June 30, 2014, Ensign operated 125 facilities, 10 home health and 8 hospice operations, 12 urgent care centers and a mobile x-
ray diagnostic company, all located in 12 states
Ensign has a strong track record of integrating turnaround
opportunities
– Improves operations through increased occupancy, quality mix and acuity shift
Long-tenured and successful management team has been an
integral part of Ensign’s business strategy
Ensign Operated Facilities
SNFs, ALFs & ILFs
Home Health & Hospice
Urgent Care Clinics
Note: EBITDAR is a non-GAAP measure and represents net income before (a) interest expense, net, (b) provision for income taxes, (c)
depreciation and (d) facility rent expense. See Ensign’s public filings for a reconciliation of EBITDAR to GAAP and additional information on Ensign’s performance.
Revenue
(in millions)
Ensign Business Overview
Adjusted EBITDAR
39
2007 2008 2009 2010 2011 2012 2013 Q1
2014
411
469
542
650
758
825
905
0
200
400
600
800
1,000
1,200
Millions $
0
30
60
90
120
150
180
2007 2008 2009 2010 2011 2012 2013 Q1 2014
Millions $
60
73
87
107
130
142
149

Turnaround Track Record
Acquisition Track Record based on an average for all SNF
acquisitions from 2001 through October 1, 2012 measuring
five quarters of operating performance.
Ensign Track Record
Operational Excellence
18
Recognized Skilled Nursing Facility Quality
CMS Star ratings as reported on cms.gov
http://www.medicare.gov/nursinghomecompare/
Q4 2009 Q4 2010 Q4 2011 Q4 2012 Q4 2013 Q1 2014
31
27
19
14
7 6
16
21
26
23
21
18
14
14
14
15
17
15
7
17
29
25
30
33
7
4
9
20
30
35
1-Star 2-Star 3-Star
4-Star
5-Star
4-Quarter
Performance
Q1 Q5 Improvement
EBITDAR
Margin
11.3% 14.5% 322 bps
Occupancy 70.9% 74.0% 316 bps
Skilled Mix
(Rev)
31.3% 38.7% 732 bps
Quality Mix
(Rev)
48.4% 51.6% 321 bps

DEALS SUMMARY 19

#1 CROSS HEALTHCARE
TRANSACTION SUMMARY
Type ALF Sale/Leaseback Price $12,000,000
# of Units/Beds 90/102 Price/Unit $133,333
# of Buildings 3 Price/Bed $117,647
Location Idaho Occupancy 92%
LEASE SUMMARY
Initial Yield 8.50% EBITDARM Coverage 1.45x
Initial Rent $1,020,000 EBITDAR Coverage 1.31x
Security Deposit 2 months rent Lease Term 12 year with extensions

#2 PRELUDE HEALTHCARE
TRANSACTION SUMMARY
Type Memory Care Sale/Leaseback Price $7,205,088
# of Units/Beds 28/30 Price/Unit $257,325
# of Buildings 1 Occupancy 92%
Location Minnesota
LEASE SUMMARY
Initial Yield 8.25% EBITDARM Coverage 1.47x
Initial Rent $594,420 EBITDAR Coverage 1.30x
Security Deposit 2 months rent Lease Term 15 years with extensions

#3 SIGNATURE HEALTHCARE
TRANSACTION SUMMARY
Type ALF Development Investment $7,500,000
# of Units/Beds 134/146 Investment Yield 12.00%
# of Buildings 1 Purchase Option Price $40,000,000
Location Colorado
LEASE SUMMARY (Upon Purchase)
Initial Yield 8.00% EBITDAR Coverage 1.16x
Initial Rent $3,200,000 Lease Term 15 years with extensions
Security Deposit 3 months rent

#4 TWENTY/20 MANAGEMENT
TRANSACTION SUMMARY
Type ALF Sale/Leaseback Price $6,600,000*
# of Units 39 Price/Unit $169,230
# of Buildings 1* Occupancy 99%
Location Virginia
LEASE SUMMARY
Initial Yield 8.50% EBITDARM Coverage 1.47x
Initial Rent $561,000 EBITDAR Coverage 1.30x
Security Deposit 2 months rent Lease Term 15 years w/ extensions
*CareTrust has purchase option on 2 facility at stabilization for $10,000,000 with $5,000,000 earn-out opportunity.
nd

#5 BETHANY REHAB
TRANSACTION SUMMARY
Type SNF Sale/Leaseback Price $17,950,000
# of Units/Beds 170 beds Price/Unit NA
# of Buildings 1 Price/Bed $105,588
Location CO Occupancy 96%
LEASE SUMMARY
Initial Yield 9.65% EBITDARM Coverage 1.64x
Initial Rent $1,732,500 EBITDAR Coverage 1.29x
Security Deposit 2 months rent Lease Term 15 years w/ extensions

FINANCIAL SUMMARY 25

2015 Guidance

CareTrust’s guidance for 2015 is based on the following:
•
$56 million in rent from Ensign and $3.8 million from all
investments closed post-Spin
•
$0.9 million in interest income from the $7.5 million preferred equity investment at 12%
•
$0.3 million in NOI from the 3 ILFs that we own and operate
•
$24 million in interest expense
1
•
$6.2 million to $6.9 million in G&A expense
2
•
$0.96 to $0.98 in normalized FFO per diluted common share
•
$1.06 to $1.08 in normalized FAD per diluted common share
•
$0.26 to $0.28 of net income per diluted common share
(1) Includes approximately $2.3 million in amortization of deferred financing costs.
(2) Includes approximately $1.0 million of non-cash stock-based compensation expense.

Guidance
RECONCILIATION OF NET INCOME TO
NON-GAAP FINANCIAL MEASURES
27
Guidance
Low High
Net income $0.26 $0.28
Real estate related depreciation and amortization 0.70 0.70
Funds from Operations (FFO) 0.96 0.98
Acquisition costs - -
Costs associated with the Spin-Off - -
Normalized FFO $0.96 $0.98
Net income $0.26 $0.28
Real estate related depreciation and amortization 0.70 0.70
Amortization of deferred financing costs 0.07 0.07
Amortization of stock-based compensation 0.03 0.03
Funds Available for Distribution (FAD) 1.06 1.08
Acquisition costs - -
Costs associated with the Spin-Off - -
Normalized FAD $1.06 $1.08
Weighted average shares outstanding (in thousands):
Diluted 31,565 31,565

APPENDIX 28

2014 Financial Summary
CARETRUST REIT, INC.
CONSOLIDATED AND COMBINED BALANCE SHEETS
(in thousands)
(unaudited)
December 31, September 30, June 30, December 31,
2014 2014 2014 2013
Assets
Real estate investments, net $436,215 $415,021 $420,059 $425,003
Other real estate investments 7,532 - -
Cash and cash equivalents 25,320 88,845 80,345 895
Accounts receivable 2,291 2,906 1,871 20
Prepaid expenses and other assets 809 367 77 888
Deferred tax assets - - - 859
Deferred financing costs, net 10,405 10,804 11,000 2,801
Total assets $482,572 $517,943 $513,352 $430,466
Liabilities and Equity
Senior unsecured notes payable $260,000 $260,000 $260,000 $-
Senior secured revolving credit facility - - - 78,701
Mortgage notes payable 98,205 98,867 99,504 114,982
Senior secured term loan - - - 65,624
Interest rate swap - - - 1,828
Accounts payable and accrued liabilities 10,905 9,451 6,190 5,783
Deferred tax liabilities - - - 859
Total liabilities 369,110 368,318 365,694 267,777
Equity:
Common stock 313 223 222 -
Additional paid-in capital 246,041 146,979 146,980 -
Retained earnings (132,892) 2,423 456 -
Invested equity - - - 164,517
Accumulated other comprehensive loss - - - (1,828)
Total equity 113,462 149,625 147,658 162,689
Total liabilities and equity $482,572 $517,943 $513,352 $430,466

2014 Financial Summary
CARETRUST REIT, INC.
DEBT SUMMARY
(dollars in thousands)
(unaudited)
Interest Rate/ Maturity December 31, 2014
Debt Collateral Spread Date Balance
Fixed Rate Debt
Senior unsecured notes payable Unsecured 5.875% 2021 $260,000
GECC mortgage notes payable (1) 10 properties 7.252% 2017 47,563
Mortgage note payable 1 property 6.000% 2019 558
308,121
Floating Rate Debt
GECC mortgage notes payable (1) 10 properties L + 3.35% 2017 50,084
Senior secured revolving credit facility (2) 11 properties L + 2%-2.5% 2018 -
50,084
Total Debt $358,205
Debt Statistics
% Fixed Rate Debt 86.0%
% Floating Rate Debt 14.0%
Total 100.0%
Weighted Average Interest Rates:
Fixed 6.1%
Floating 3.9%
Blended 5.8%
(1) The fixed rate portion of the GECC mortgage notes payable converts to the floating rate in June 2016.  The floating rate portion is subject to a Libor floor of 0.50%.  The note has two, 12 month extension options.
(2) Borrowings available under the senior secured revolving credit facility totaled $84.2 million at December 31, 2014.
Funds can also be borrowed at the Base Rate (as defined) plus 1.0% to 1.5%.

2014 Financial Summary
CARETRUST REIT, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)
One Month Quarter Quarter Seven Months
Ended Ended Ended Ended
June 30, 2014 September 30, 2014 December 31, 2014 December 31, 2014
Revenues:
Rental income $4,667 $14,000 $14,139 $32,806
Tenant reimbursement 396 1,228 1,230 2,854
Independent living facilities 211 646 663 1,520
Interest and other income - 10 45 55
Total revenues 5,274 15,884 16,077 37,235
Expenses:
Depreciation and amortization 1,794 5,362 5,369 12,525
Interest expense 1,967 5,943 5,900 13,810
Property taxes 396 1,228 1,230 2,854
Acquisition costs - - 47 47
Independent living facilities 161 586 559 1,306
General and administrative 500 798 2,342 3,640
Total expenses 4,818 13,917 15,447 34,182
Net income $456 $1,967 $630 $3,053
Diluted earnings per share $0.02 $0.09 $0.03 $0.13
Diluted weighted average shares outstanding 22,436 22,436 24,586 23,357

2014 Financial Summary
CARETRUST REIT, INC.
RECONCILIATIONS OF NET INCOME TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)
One Month Quarter Quarter Seven Months
Ended Ended Ended Ended
June 30, 2014 September 30, 2014 December 31, 2014 December 31, 2014
Net income $456 $1,967 $630 $3,053
Depreciation and amortization 1,794 5,362 5,369 12,525
Interest expense 1,967 5,943 5,900 13,810
Amortization of stock-based compensation - - 154 154
EBITDA 4,217 13,272 12,053 29,542
Acquisition costs - - 47 47
Costs associated with the Spin-Off 254 30 168 452
Adjusted EBITDA $4,471 $13,302 $12,268 $30,041
Net income $456 $1,967 $630 $3,053
Real estate related depreciation and amortization 1,794 5,362 5,365 12,521
Funds from Operations (FFO) 2,250 7,329 5,995 15,574
Acquisition costs - - 47 47
Costs associated with the Spin-Off 254 30 168 452
Normalized FFO $2,504 $7,359 $6,210 $16,073
Net income $456 $1,967 $630 $3,053
Real estate related depreciation and amortization 1,794 5,362 5,365 12,521
Amortization of deferred financing costs 175 533 553 1,261
Amortization of stock-based compensation - - 154 154
Funds Available for Distribution (FAD) 2,425 7,862 6,702 16,989
Acquisition costs - - 47 47
Costs associated with the Spin-Off 254 30 168 452
Normalized FAD $2,679 $7,892 $6,917 $17,488
FFO per share $0.10 $0.33 $0.24 $0.67
Normalized FFO per share $0.11 $0.33 $0.25 $0.69
FAD per share $0.11 $0.35 $0.27 $0.73
Normalized FAD per share $0.12 $0.35 $0.28 $0.75
Diluted weighted average shares outstanding 22,436 22,436 24,586 23,357

Total
Skilled Nursing
Facilities
Multi-Specialty Campuses
Assisted Living and
Independent Living
Facilities
Independent Living
Facilities Operated
by CareTrust
State Properties Beds/Units Facilities Beds Campuses SNF Beds ALF Units ILF Units Facilities Units Facilities Units
California 18 1,991 14 1,465 2 158 121 24 2 223 --- ---
Texas 27 3,241 22 2,699 1 123 77 20 2 115 2 207
Arizona 10 1,327 7 799 1 162 100 --- 2 266 --- ---
Utah 12 1,305 9 907 1 235 37 --- 1 69 1 57
Colorado 6 633 4 380 --- --- --- --- 2 253 --- ---
Idaho 9 579 5 408 1 45 24 --- 3 102 --- ---
Washington 6 555 5 453 --- --- --- --- 1 102 --- ---
Nevada 3 304 1 92 --- --- --- --- 2 212 --- ---
Nebraska 5 366 3 220 2 105 41 --- --- --- --- ---
Iowa 5 356 3 185 2 109 62 --- --- --- --- ---
Minnesota 1 30 --- --- --- --- --- --- 1 30
Virginia 1 39 --- --- --- --- --- --- 1 39
Total 103 10,726 73 7,608 10 937 462 44 17 1,411 3 264
(1) All facility and bed/unit counts are as of 9/30/14
(2) The initial portfolio of four ILFs includes one that is leased to and operated by Ensign and three owned and operated by CareTrust
CareTrust Geographic Detail
33
2
2
1